UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2021

HEIDRICK & STRUGGLES INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-25837	36-2681268
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

233 South Wacker Drive, Suite 4900, Chicago, Illinois	60606-6303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 496-1200

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HSII	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, Ms. Clare M. Chapman informed the Board of Directors of Heidrick & Struggles International, Inc. (the “Company”) that she had decided not to stand for re-election at the Company’s annual meeting of stockholders, which took place on May 27, 2021 (the “Annual Meeting”). In connection with Ms. Chapman’s decision not to stand for re-election at the Annual Meeting, the Board of Directors approved a decrease in the size of the Board of Directors from eight to seven, effective as of May 27, 2021.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) The Annual Meeting of stockholders was held on May 27, 2021.

(b) The results of the matters submitted to stockholders were as follows:

1.Election of Seven Directors: Our stockholders elected the following seven directors to serve a one-year term expiring on the date of our 2022 annual meeting of stockholders or until his or her successor has been duly chosen and qualified.

	For	Withheld	Broker Non-Votes
ELIZABETH L. AXELROD	16,583,044	128,081	1,614,264
LASZLO BOCK	16,604,018	107,107	1,614,264
LYLE LOGAN	16,447,139	263,986	1,614,264
T. WILLEM MESDAG	16,657,383	53,742	1,614,264
KRISHNAN RAJAGOPALAN	16,700,042	11,083	1,614,264
STACEY RAUCH	16,700,206	10,919	1,614,264
ADAM WARBY	16,479,249	231,876	1,614,264

2.    Advisory Vote to Approve Named Executive Officer Compensation: Our stockholders approved this proposal.

For	16,150,058
Against	559,643
Abstain	1,424
Broker Non-Votes	1,614,264

3. Ratification of the Appointment of RSM US LLP as the Company’s Independent Registered Public Accounting Firm for 2021: Our stockholders approved this proposal.

For	18,307,303
Against	17,520
Abstain	566

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being furnished as part of this Report on Form 8-K:

Exhibit No.	Description
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Heidrick & Struggles International, Inc.
(Registrant)

Dated: June 3, 2021	/s/ Kamau A. Coar
Name: Kamau A. Coar
Title: Chief Legal Officer & Chief Inclusion Officer